UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

(888) 350-9994

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on November 17, 2025 (the “Closing Date”), Ondas Inc. (the “Company”) completed the previously announced acquisition of Sentry CS Ltd, a company organized under the laws of the State of Israel (“Sentry”), pursuant to the Share Purchase Agreement, dated as of November 3, 2025 (the “Agreement”), by and among the Company, Sentry, Sentry’s shareholders (the “Sentry Shareholders”), and Sagitta Holdco SARL, a private limited liability company organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, and registered with the Luxembourg Trade and Companies Register under number B268651, solely in its capacity as the representative, agent and attorney-in-fact of the Indemnifying Parties (as defined in the Agreement) (the “Shareholders’ Agent,” together with the Sentry Shareholders, the “Sellers”). In accordance with the terms of the Agreement, the Company acquired 100% of the issued and outstanding share capital of Sentry, for an aggregate purchase price of $224.6 million, including $134.1 million in cash and shares of the Company’s common stock valued at $90.6 million (the “Shares”), par value $0.0001 per share.

Also on November 17, 2025, the Company entered into a Registration Rights Agreement, dated November 17, 2025, by and among the Company and the Sellers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file with the Securities and Exchange Commission (the “SEC”) prospectus supplements pursuant to Rule 424(b)(7) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), providing for the resale by the Sellers of such issued Shares, as applicable, subject to the trading limitations as described in the Registration Rights Agreement.

The foregoing description of the Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Registration Rights Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

The Company is filing this amendment to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 17, 2025 (the "Original 8-K"), to amend and supplement the Original 8-K ("Amendment No. 1") to include financial statements of Sentry, a foreign business, and pro forma financial information as required by Item 9.01(a) and 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements of the business acquired required by Item 9.01(a) of Form 8-K are filed herewith as Exhibits 99.1, and 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.5 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
2.1*	Share Purchase Agreement, by and among the Company, Sentry CS Ltd, shareholders listed on Exhibit B thereto, and Sagitta Holdco SARL, solely in its capacity as the representative, agent and attorney-in-fact of the Indemnifying Parties (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2025).
10.1*	Registration Rights Agreement, dated November 17, 2025, by and among the Company and the Sellers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2025).
23.1	Consent of Brightman Almagor Zohar & Co.
99.1	The audited Consolidated Financial Statements of Sentry CS Ltd. as of December 31, 2024.
99.2	The Unaudited Condensed Consolidated Financial Statements of Sentry CS Ltd. as of September 30, 2025.
99.3	The unaudited Condensed Consolidated financial statements of Ondas Inc. for the nine months ended September 30, 2025 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2025).
99.4	The audited financial statements of Ondas Inc. as of and for the fiscal year ended December 31, 2024, and the related notes (incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission on March 12, 2025)
99.5	The unaudited pro forma condensed combined financial statements (and related notes) of Ondas Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026	ONDAS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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